UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2023

EMCOR Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8267	11-2125338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Merritt Seven
Norwalk,	Connecticut	06851-1092
(Address of Principal Executive Offices)		(Zip Code)

(203)	849-7800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	EME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) - (c)

Chief Financial Officer

On December 13, 2023, the Board of Directors (the “Board”) of EMCOR Group, Inc. (the “Company”), as part of a planned realignment of responsibilities, appointed Jason R. Nalbandian, 36, as Senior Vice President and Chief Financial Officer, effective as of April 1, 2024. Mr. Nalbandian will succeed Mark A. Pompa, who has served as the Company’s Executive Vice President and Chief Financial Officer since 2006 and who will continue to serve in this role until the effectiveness of Mr. Nalbandian’s appointment. Mr. Pompa’s departure from the Company is not a result of any disagreement with the Company’s independent auditors or any member of management on any matter of accounting principles or practices, financial statement disclosure, or internal controls.

Mr. Nalbandian is currently the Company’s Senior Vice President and Chief Accounting Officer. Mr. Nalbandian will maintain his Chief Accounting Officer responsibilities. Mr. Nalbandian has served as the Company’s Chief Accounting Officer since January 2022. From February 2019 to January 2022, he served as Controller of the Company. Mr. Nalbandian served as Assistant Controller of the Company from January 2017 to February 2019. Mr. Nalbandian joined the Company in May 2014 as Director of Accounting and Analysis. Prior to joining EMCOR, he worked in the assurance practice of Ernst & Young LLP.

Executive Vice President-Shared Services

On December 15, 2023, the Company announced that as part of a planned realignment of responsibilities, R. Kevin Matz, the Company’s Executive Vice President-Shared Services, will step down and depart from the Company, effective as of April 1, 2024. Mr. Matz will continue to serve in such role until the effectiveness of his departure. Mr. Matz’s responsibilities will be reallocated among other members of the EMCOR leadership team.

Item 7.01 Regulation FD Disclosure.

On December 15, 2023, the Company issued a press release announcing the planned leadership transitions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information (including Exhibit 99.1) being furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item. 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated December 15, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCOR Group, Inc.

Dated: December 15, 2023	By:	/s/ ANTHONY J. GUZZI
Anthony J. Guzzi
Chairman, President and
Chief Executive Officer